United States
Securities and Exchange Commission
Washington, DC 20549
Form 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 5, 2010
FEDERAL SIGNAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-6003	36-1063330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523

(Address of Principal Executive Offices)	(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     This Current Report on Form 8-K/A amends Item 2.01 of the Current Report on Form 8-K filed by Federal Signal Corporation (the “Company”) on March 10, 2010 (the “Initial Form 8-K”) with respect to the Company’s acquisition, through its wholly-owned subsidiary, 1815315 Ontario Limited, of all of the issued and outstanding common shares of Sirit, Inc. (the “Acquisition”). The Company has concluded that audited financial statements and pro forma financial information with respect to the Acquisition are not required to be filed pursuant to the requirements of the Securities and Exchange Commission as was stated in the Initial Form 8-K.
* * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION
By:	/s/ William G. Barker, III
William G. Barker, III
Senior Vice President and Chief Financial Officer

Date: May 19, 2010